UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2004

OCEANEERING INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11911 FM 529 Houston, TX	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 329-4500

N/A

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

On May 19 and 20, 2004, Marvin J. Migura, our Chief Financial Officer, will make presentations to institutional investors in Memphis, TN and Charlotte, NC. The presentation, entitled “Business Outlook – May 2004” is available on our web site, www.oceaneering.com, by first visiting our Shareholder Information page and then choosing Company Presentations and Interviews.

Please note that certain information contained in the presentation, as well as certain written and oral statements made or incorporated by reference from time to time by us or our representatives in our reports and filings with the Securities and Exchange Commission, news releases, conferences, teleconferences, web postings or otherwise, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the “Safe Harbor” provisions of those statutes. Forward-looking statements in this presentation include statements concerning Oceaneering’s expectations regarding; the profit benefits of the Stolt ROV drill support fleet acquisition and Medusa Spar investment; an anticipated profit improvement contribution by Subsea Products; income contribution from the rest of the business; assessment of its ROV worldwide market share; anticipated timetable for the Panama City umbilical facility becoming operational; projected earnings per share, operating income plus DD&A, net income plus DD&A, and maintenance capital expenditures for 2004 and 2005. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “plan,” “forecast,” “budget,” “goal” or other words that convey the uncertainty of future events or outcomes. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “plan,” “forecast,” “budget,” “goal” or other words that convey the uncertainty of future events or outcomes. These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	the continued strength of the industry segments in which we are involved;

•	decisions about offshore developments to be made by oil and gas companies;

•	the highly competitive nature of our businesses;

•	our future financial performance, including availability, terms and deployment of capital;

•	the continued availability of qualified personnel;

•	operating risks normally incident to offshore exploration, development and production operations;

•	changes in, or our ability to comply with, government regulations, including those relating to the environment;

•	rapid technological changes; and

•	social, political and economic situations in foreign countries where we do business and the possibilities of war, other armed conflicts or terrorist attacks.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

We do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

By:	/s/ MARVIN J. MIGURA	Date: May 19, 2004
Marvin J. Migura
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer)